UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 2, 2009

Vantage Drilling Company
(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Post Oak Boulevard, Suite 610
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 404-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 3, 2009, Vantage Drilling Company (“Vantage”) posted an investor presentation on its website at www.vantagedrilling.com.  Members of senior management will review the presentation at the DnB NOR Markets Offshore & Shipping Management Access Conference 2009 (the “Conference”) being held in Oslo, Norway on Wednesday, March 4, 2009.

A copy of the presentation is attached to this report as Exhibit 99.1 and is incorporated by reference in this Item 7.01.  In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the presentation attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Statements made in the presentation include various aspects of Vantage’s strategic, business and financial plans.  Statements made in the presentation, which are not historical, are forward-looking and based on management’s estimates, objectives, vision, projections, forecasts, plans, anticipations, targets, drivers, strategies, beliefs, intent, expectations, outlook, opportunities and initiatives, and thus are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 8.01	Other Events

On March 2, 2009, Vantage issued a press release announcing contract awards for the Platinum Explorer and the Titanium Explorer.  A copy of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.  On March 3, 2009, Vantage also issued a press release announcing its intention to present at the Conference. A copy of this press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation
99.2	Press release dated March 2, 2009
99.3	Press release dated March 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Vantage Drilling Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2009

VANTAGE DRILLING COMPANY

By:	/s/ Chris E. Celano
Chris E. Celano
Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation

99.2	Press Release dated March 2, 2009

99.3	Press Release dated March 3, 2009